UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2013

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35780	80-0188269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Talcott Avenue South Watertown, MA	02472
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 673-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 10, 2013, BHFS Two Limited (“BHFS Two”), a wholly owned subsidiary of Bright Horizons Family Solutions Inc., entered into a share purchase agreement (the “Purchase Agreement”) with Lloyds Development Capital (Holdings) Limited (together with certain other sellers, the “Sellers”) and Kidsunlimited Group Limited (“Kidsunlimited”) pursuant to which it acquired kidsunlimited, an operator of 64 nurseries throughout the United Kingdom. Under the terms of the Purchase Agreement, BHFS Two acquired all of the issued and outstanding stock of Kidsunlimited from the Sellers for an aggregate cash purchase price of £45 million, subject to adjustment. The purchase price was financed with available cash on hand and is subject to a working capital adjustment to be calculated within 15 days. The Purchase Agreement contains customary representations and warranties and covenants. Subject to certain limitations, each party has agreed to indemnify the other for certain breaches of representations, warranties and covenants, and other specified matters.

The foregoing does not purport to be a complete description of the Purchase Agreement and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth under Item 1.01 is incorporated by reference herein.

Item 7.01 Regulation FD disclosure

A copy of the press release announcing the acquisition is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Company undertakes to file the financial statements required by this Item 9.01(a) not later than 71 days after the date this Form 8-K was due for filing.

(b) Pro Forma Financial Information

The Company undertakes to file the pro forma financial information required by this Item 9.01(b) not later than 71 days after the date this Form 8-K was due for filing.

(d) Exhibits

2.1	Share Purchase Agreement dated April 10, 2013 between Lloyds Development Capital (Holdings) Limited and Others and BHFS Two Limited and Kidsunlimited Group Limited

99.1	Press Release dated April 10, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

By:	/s/ Elizabeth Boland
	Name:	Elizabeth Boland
	Title:	Chief Financial Officer

Date: April 10, 2013

EXHIBIT INDEX

Exhibits.

2.1	Share Purchase Agreement dated April 10, 2013 between Lloyds Development Capital (Holdings) Limited and Others and BHFS Two Limited and Kidsunlimited Group Limited

99.1	Press Release dated April 10, 2013